Exhibit 4.6

Execution Version

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT GRUPO AEROMÉXICO, S.A.B. DE C.V.

This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement (as defined below) is made and entered into as of June 22, 2022, by and among (i) Grupo Aeroméxico, S.A.B. DE C.V. (the “Company”), and (ii) those certain Holders signatory hereto (each a “Required Party” and collectively, the “Required Parties”).

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

WHEREAS, the Company and the Holders entered into a registration rights agreement, dated March 17, 2022 (the “Registration Rights Agreement”), pursuant to which, among other things, the Company has granted the Holders certain rights to include their Registrable Securities in certain registration statements filed by the Company under the Securities Act and the Holders have agreed to certain covenants with respect to the potential Delisting of the Company from the BMV;

WHEREAS, Section 9(c) of the Registration Rights Agreement states that the provisions of the Registration Rights Agreement may not be amended, modified, extended or terminated, and the provisions thereof may not be waived, without the written consent of (i) the Company and (ii) the affirmative vote of Holders of 60% of all Registrable Securities; provided that no provision of the Registration Rights Agreement may be amended, modified, extended, terminated or waived in a manner that is disproportionately and materially adverse to any Holder, without the prior written consent of such Holder.

WHEREAS, the Required Parties hold at least 60% of the Registrable Securities;

WHEREAS, based on the Company’s corporate records and information received from the Holders, the Company believes that the Holders party to the Registration Rights Agreement collectively hold approximately 91.07% of the voting shares of the Company outstanding as of the date hereof; and

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in the manner set forth below.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1

1.

Section 3(z)(1) of the Registration Rights Agreement shall be amended by (i) adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (ii) deleting the strikethrough text (indicated textually in the same manner as the following example: ~~strikethrough text~~) as follows:

“(1) Each Holder party hereto hereby agrees, ~~for a period of 120 days following the Effective Date, and~~ provided that (A) the Company has not previously been delisted from the BMV after the Effective Date, (B) the Board of Directors of the Company (including each of the independent directors) has approved and authorized the New Shares to be delisted from the BMV (the “Delisting”), and (C) the Delisting is implemented and consummated in compliance with all applicable law, to use commercially reasonable efforts to (i) for a period of 120 days following the Effective Date, attend and participate in, either in person or by duly appointed proxy, the applicable shareholders’ meeting or meetings and, in its capacity as a Holder of Equity Securities, vote all of its Equity Securities in favor of taking the necessary corporate actions to cause the Delisting, (ii) not tender its Equity Securities to the Company under any tender offer conducted in connection with the Delisting and (iii) take all commercially reasonable steps to effectuate the Delisting pursuant to clauses (i) and (ii) above. Notwithstanding anything to the contrary contained herein, this Agreement, including this Section 3(z), shall apply to all Equity Securities that a Holder currently has a right and power to vote and/or dispose of, or to direct the voting or disposition of (whether in its capacity as owner or otherwise), and all such Equity Securities as to which a Holder may hereafter acquire a right and power to vote and/or dispose of, or to direct the voting or disposition of, and shall be binding upon each such Holder’s transferees, each of which, (x) during the 120-day period referenced above in this Section 3(z) or such shorter period to the extent the Delisting is implemented and consummated prior to the termination of such period, ~~but in any event prior to the commencement of the implementation of the Delisting (including the shareholders’ meeting referenced in (i) above)~~and (y), if and only if the Delisting is approved at the applicable shareholders’ meeting or meetings during the 120-day period referenced above in this Section 3(z), during such further period as may be required to complete the implementation and consummation of the Delisting, shall execute a Joinder hereto in accordance with the terms hereof. In addition, notwithstanding anything in this Section 3(z) to the contrary (whether express or implied), the other terms of this Agreement shall continue to apply following such Delisting.”

2.

Except as set forth herein, the Registration Rights Agreement shall remain unchanged and in full force and effect in all other respects. This Amendment shall form a part of the Registration Rights Agreement for all purposes, and every Holder shall be bound hereby. Effective as of the date first noted above, (A) all references to the “Agreement” in the Registration Rights Agreement shall be deemed to refer to the Registration Rights Agreement as amended hereby, and

2

(B) any references to the Registration Rights Agreement, or the terms or concepts contained therein shall be deemed to refer to the Registration Rights Agreement as amended hereby.

3.

The provisions of Sections 9(c) (Amendments), 9(d) (Waivers), 9(g) (Assignments) 9(i) (Governing Law), 9(n) (Severability), 9(p) (Execution of Agreement) and 9(t) (Descriptive Headings; Interpretation; No Strict Construction) of the Registration Rights Agreement shall apply, mutatis mutandis, to this Amendment.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed by their respective authorized officers as of the date first written above.

THE COMPANY:

Grupo Aeroméxico, S.A.B. DE C.V.

By:	/s/ Ricardo Javier Sánchez Baker
Name:	Ricardo Javier Sánchez Baker
Title:	Chief Financial Officer

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[***].

By:	[***]

By:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:	[***]
Title:	[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

By:

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]

[***]

By:
Name:	[***]
Title:	[***]

[Required Party’s Signature Page to Amendment No. 1 to Registration Rights Agreement]